Execution Version


                        Motorola Mobility Holdings, Inc.
                            600 North US Highway 45
                          Libertyville, Illinois 60048


                               November 30, 2010

Persons and entities listed on Schedule A (the "Icahn Group")

Re:  Certain Agreements
     ------------------

Ladies and Gentlemen:

     Reference is hereby made to that certain Agreement, dated April 7, 2008, among the Icahn Group (as defined therein) and Motorola, Inc. (the "Motorola Agreement"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Motorola Agreement.

     Pursuant to Section 2(b) of the Motorola Agreement, if immediately prior to the time of the Separation, the Icahn Group beneficially owns at least 90% of the shares of Motorola, Inc. ("Motorola") common stock that it beneficially owned as il 7, 2008, Motorola has agreed to cause Motorola Mobility Holdings, Inc. ("Mobility") to, and to cause Mobility to enter into a written contract with the Icahn Group under which Mobility will agree to: (1) elect out of
Section 203 of the Delaware General Corporation Law in Mobility's articles of incorporation or other formation documents of Mobility; (2) provide in its articles of incorporation or other formation documents, that Mobility will not have a staggered board or a shareholder rights plan (also known as a poison pill), in each case unless approved in advance of its adoption by the holders of a majority of the outstanding shares of Mobility following the Separation (except that Mobility may adopt a shareholder rights plan without advance shareholder approval if an Acquisition Proposal has been made, but only if such shareholder rights plan will expire and terminate by its express terms within 135 days after its adoption unless it is approved prior to the end of the 135th day following its adoption by the holders of a majority of the outstanding shares of Mobility following the Separation); (3) not include in Mobility's bylaws, articles of incorporation or other formation documents of Mobility, any restriction (including any percentage, numerical or other limitation) on the ability of any person to purchase shares of Mobility or to fully vote such shares (this clause (3), the "Ongoing Covenant"); and (4) be a corporation organized in the State of Delaware.

     The Icahn Group hereby agrees, on behalf of the Icahn Group (as defined in the Motorola Agreement, but which, for purposes of this Agreement, shall exclude William R. Hambrecht and Keith A. Meister), that (1) Section 2(b) of the Motorola Agreement notwithstanding, Mobility may adopt a shareholder rights plan without advance shareholder approval if an Acquisition Proposal has been made, but only if such shareholder rights plan will expire and terminate by its express terms within six months after its adoption unless it is approved prior to the end of the 6-month period following its adoption by the holders of a majority of the outstanding shares of Mobility following the Separation and (2) this letter agreement shall satisfy the requirements in Section 2(b) of the Motorola Agreement.

     The covenants in clauses (1) through (4) in the second paragraph hereto, as supplemented by the third paragraph hereto, are referred to as the "Covenants."

     Subject to the immediately succeeding paragraph, Mobility hereby agrees to the Covenants.

     Attached hereto as Exhibit A is a copy of the Amended and Restated Certificate of Incorporation of Mobility (the "Certificate") and as Exhibit B is a copy of the Amended and Restated Bylaws of Mobility (the "Bylaws"), each to be in effect as of the date of the Separation. Anything to the contrary notwithstanding, each member of the Icahn Group, on behalf of itself and on behalf of the members of the Icahn Group, hereby acknowledges and agrees that
(a) the applicable provisions in the Certificate and the Bylaws (including without limitation Articles 8 and 10 of the Certificate and Section 3.2 of the Bylaws), and (b) the lack of certain provisions in the Certificate and the Bylaws (including without limitation the lack of provisions providing for a staggered board and the lack of provisions relating to any restriction on the ability of any person to purchase shares of Mobility or to fully vote such shares) are deemed to satisfy Motorola's and Mobility's obligations under the Motorola Agreement and this letter agreement, respectively. However, Mobility acknowledges and agrees that the Ongoing Covenant is an ongoing obligation of Mobility and Mobility will continue to perform the Ongoing Covenant from and after the adoption of the Certificate and Bylaws.

     Mobility agrees to add Daniel A. Ninivaggi to the Board of Directors of Mobility (the "Board"), on or prior to the Separation and, (1) assuming the Icahn Group is in continuing compliance with the next sentence of this paragraph and (2) if the Icahn Group then beneficially owns at least 8% of the then outstanding shares of common stock, par value $0.01 per share, of Mobility (the "Mobility Common Stock"), to include Mr. Ninivaggi (or any Icahn Designee (as defined below)) in its slate of nominees for election as directors at Mobility's 2011, 2012 and 2013 annual meetings of stockholders, respectively. The Icahn Group hereby agrees that so long as the Icahn Designee is a member of the Board, if Mobility is not in breach of the terms of this letter agreement, then the provisions of Section 3(b) of the Motorola Agreement (the "Section 3(b) Covenants") shall apply as if Mobility were Motorola and the Mobility Common Stock were the Common Stock of Motorola. The term "Icahn Designee" means Daniel
A. Ninivaggi (or any successor director reasonably acceptable to Mobility designated by the Icahn Group as the successor to Mr. Ninivaggi, but does not include any other member of the Mobility Board).

     Mobility hereby agrees that notwithstanding any policy of Mobility, the Icahn Designee is permitted to and may provide confidential information in accordance with the terms of the confidentiality agreement in the form attached hereto as Annex A (the "Confidentiality Agreement").

     The parties hereto shall be entitled to an injunction or injunctions to prevent breaches of this letter agreement and to enforce specifically the terms and provisions of this letter agreement exclusively in the Court of Chancery or other federal or state courts of the State of Delaware, in addition to any other remedy to which they are entitled at law or in equity. Furthermore, each of the parties hereto (a) consents to submit itself to the personal jurisdiction of the Court of Chancery or other federal or state courts of the State of Delaware in the event any dispute arises out of this letter agreement or the transactions contemplated by this letter agreement, (b) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (c) agrees that it shall not bring any action relating to this letter agreement or the transactions contemplated by this letter agreement in any court other than the Court of Chancery or other federal or state courts of the State of Delaware, and each of the parties irrevocably waives the right to trial by jury, (d) agrees to waive any bonding requirement under any applicable law, in the case any other party seeks to enforce the terms by way of equitable relief and (e) each of the parties irrevocably consents to service of process by a reputable overnight mail delivery service, signature requested, to the address of such parties' principal place of business or as otherwise provided by applicable law. THIS LETTER AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS, INCLUDING WITHOUT LIMITATION VALIDITY, INTERPRETATION AND EFFECT, BY THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO CONTRACTS EXECUTED AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE WITHOUT GIVING EFFECT TO THE CHOICE OF LAW PRINCIPLES OF SUCH STATE.

     This letter agreement, together with the portions of the Motorola Agreement referred to herein and the Confidentiality Agreement, contains the entire understanding of the parties with respect to the subject matter hereof and may be amended only by an agreement in writing executed by the parties hereto.

     All notices, consents, requests, instructions, approvals and other communications provided for herein and all legal process in regard hereto shall be in writing and shall be deemed validly given, made or served, if (a) given by telecopy and email, when such telecopy and email is transmitted to the telecopy number set forth below and sent to the email address set forth below and the appropriate confirmation is received or (b) if given by any other means, when actually received during normal business hours at the address specified in this subsection:

if to Mobility:     Motorola Mobility Holdings, Inc.
                    600 North US Highway 45
                    Libertyville, Illinois 60048
                    Attention: General Counsel
                    Facsimile: (847) 523-0727

with a copy to:     Wachtell, Lipton, Rosen & Katz
                    51 W. 52nd Street
                    New York, NY 10019
                    Attention: Patricia A. Vlahakis
                               Gregory E. Ostling
                    Facsimile: (212) 403-2000

if to the Icahn     c/o Icahn Associates Corp.
  Group:            767 Fifth Avenue, 47th Floor
                    New York, NY 10153
                    Attention:  Keith Schaitkin ( kls@sfire.com )
                                Tara Keating (tk@sfire.com)
                    Facsimile:  (212) 688-1158


     If at any time subsequent to the date hereof, any provision of this letter agreement shall be held by any court of competent jurisdiction to be illegal, void or unenforceable, such provision shall be of no force and effect, but the illegality or unenforceability of such provision shall have no effect upon the legality or enforceability of any other provision of this letter agreement.

     This letter agreement may be executed in two or more counterparts which together shall constitute a single agreement.

     In the event of any breach by any member of the Icahn Group of any provision of the Section 3(b) Covenants, Mobility, upon obtaining knowledge thereof, shall promptly notify the Icahn Group of any such breach providing reasonable factual detail describing such breach (the "Notice of Breach"). If within three (3) business days following the date of receipt of any such Notice of Breach, the Icahn Designee resigns from the Board of Mobility or if Mobility fails to provide the applicable Notice of Breach, then Mobility shall not be entitled to pursue, sue or otherwise enforce its rights under this letter agreement in connection with any such breach or alleged breach.

     This letter agreement is solely for the benefit of the parties hereto and Motorola and is not enforceable by any other persons.

     Each of the parties hereto acknowledges that it has been represented by counsel of its choice throughout all negotiations that have preceded the execution of this letter agreement, and that it has executed the same with the advice of said independent counsel. Each party and its counsel cooperated and participated in the drafting and preparation of this letter agreement and the documents referred to herein, and any and all drafts relating thereto exchanged among the parties shall be deemed the work product of all of the parties and may not be construed against any party by reason of its drafting or preparation. Accordingly, any rule of law or any legal decision that would require interpretation of any ambiguities in this letter agreement against any party that drafted or prepared it is of no application and is hereby expressly waived by each of the parties hereto, and any controversy over interpretations of this letter agreement shall be decided without regards to events of drafting or preparation.



                           [Signature pages follows]

                                                Very truly yours,

                                                MOTOROLA MOBILITY HOLDINGS, INC.


                                                By:  /s/ Marshall Brown
                                                     ------------------
                                                     Name:  Marshall Brown
                                                     Title:  Vice President

     [Signature Page to Mobility-Icahn Agreement, dated November 30, 2010]

AGREED TO and ACCEPTED BY:



                               Icahn Partners LP


                                 By:  /s/ Keith Cozza
                                      ---------------
                                      Name:  Keith Cozza
                                      Title:  Chief Compliance Officer

                               Icahn Partners Master Fund LP


                                 By:  /s/ Keith Cozza
                                      ---------------
                                      Name:  Keith Cozza
                                      Title:  Chief Compliance Officer

                               High River Limited Partnership
                                 By: Hopper Investments LLC, its general partner
                                 By: Barberry Corp., its sole member


                                 By:  /s/ Keith Cozza
                                      ---------------
                                      Name:  Keith Cozza
                                      Title:  Secretary and Treasurer


                               /s/ Carl C. Icahn
                               -----------------
                               Carl C. Icahn



                               /s/ Daniel A. Ninivaggi
                               -----------------------
                               Daniel A. Ninivaggi

                                                                         Annex A

                        Motorola Mobility Holdings, Inc.
                            600 North US Highway 45
                          Libertyville, Illinois 60048


                               November 30, 2010

To: Each of the Persons and entities listed on Schedule A (the "Icahn Group")

Ladies and Gentlemen:

     This letter agreement shall become effective upon the appointment or election of Daniel A. Ninivaggi (including any successor designated by the Icahn Group, the "Icahn Designee") to the Board of Directors (the "Board") of Motorola Mobility Holdings, Inc. (the "Company"). The Company understands and agrees that, subject to the terms of, and in accordance with, this letter agreement, the Icahn Designee may, if and to the extent he desires to do so, disclose information he obtains while a member of the Board to the Representatives (as hereinafter defined) and may discuss such information with any and all such persons. As a result, you may receive certain non-public information regarding the Company. You acknowledge that this information is proprietary to the Company and may include trade secrets or other business information the disclosure of which could harm the Company. In consideration for, and as a condition of, non-public information being furnished to you (and, subject to the restrictions in paragraph 2, your agents, representatives, attorneys, advisors, directors, officers and employees, collectively, "Representatives"), you agree to treat any and all information concerning the Company that is furnished to you or your Representatives (regardless of the manner in which it is furnished, including without limitation in written or electronic format or orally, gathered by visual inspection or otherwise) by the Icahn Designee, or by or on behalf of the Company, together with any notes, analyses, compilations, studies, interpretations, documents or records containing, referring, relating to, based upon or derived from such information, in whole or in part (collectively, "Evaluation Material"), in accordance with the provisions of this letter agreement, and to take or abstain from taking the other actions hereinafter set forth.

     1. The term "Evaluation Material" does not include information that (i) is or has become generally available to the public other than as a result of a direct or indirect disclosure by you or your Representatives in violation of this letter agreement, (ii) was within your or any of your Representatives' possession prior to its being furnished to you by the Icahn Designee, or by or on behalf of the Company or (iii) is received from a source other than the Icahn Designee, the Company or any of its representatives; provided, that in the case of each of (ii) and (iii) above, the source of such information was not believed by you, after inquiring of the disclosing person, to be bound by a confidentiality agreement with or other contractual, legal or fiduciary obligation of confidentiality to the Company with respect to such information at the time the same was disclosed.

     2. You hereby agree that you and your Representatives will (a) keep the Evaluation Material strictly confidential and (b) not disclose any of the Evaluation Material in any manner whatsoever without the prior written consent of the Company; provided, however, that you may disclose any of such information to your Representatives (i) who need to know such information for the sole purpose of advising you and (ii) who are informed by you of the confidential nature of such information; provided, further, that you will be responsible for any violation of this letter agreement by your Representatives as if they were parties hereto except that you will not be so responsible with respect to any such Representative who has executed a copy of this letter agreement as an Additional Signatory and delivered such signed copy to the Company. It is understood and agreed that the Icahn Designee shall not disclose to you or your Representatives any Legal Advice (as defined below) that may be included in the Evaluation Material with respect to which such disclosure would constitute waiver of the Company's attorney client privilege; provided, however, that the Icahn Designee may provide such disclosure if reputable outside legal counsel provides the Company with a written opinion that such disclosure will not waive the Company's attorney client privilege with respect to such Legal Advice. "Legal Advice" as used herein shall be solely and exclusively limited to the advice provided by legal counsel stating legal rights, duties, liabilities and defenses and shall not include factual information or the formulation or analysis of business strategy.

     3. In the event that you or any of your Representatives are required by applicable subpoena, legal process or other legal requirement to disclose any of the Evaluation Material, you will promptly notify (except where such notice would be legally prohibited) the Company in writing by facsimile and certified mail so that the Company may seek a protective order or other appropriate remedy. Nothing herein shall be deemed to prevent you or your Representatives, as the case may be, from honoring a subpoena, legal process or other legal requirement that seek or require discovery, disclosure or production of the Evaluation Material if (a) you produce or disclose only that portion of the Evaluation Material which your outside legal counsel advises you is legally required to be so produced or disclosed; or (b) the Company consents in writing to having the Evaluation Material produced or disclosed pursuant to the subpoena, legal process or other legal requirement. In no event will you or any of your Representatives oppose action by the Company to obtain a protective order or other relief to prevent the disclosure of the Evaluation Material or to obtain reliable assurance that confidential treatment will be afforded the Evaluation Material. It is understood that there shall be no "legal requirement" requiring you to disclose any Evaluation Material solely by virtue of the fact that, absent such disclosure, you would be prohibited from purchasing, selling, or engaging in derivative transactions with respect to, the Common Stock of the Company or otherwise proposing or making an offer to do any of the foregoing. Before filing any document with the SEC or other governmental or regulatory body in which you intend to include Evaluation Material that you believe is legally required to be included in such a filing, you will submit such filing to the Company for review and will not include such Evaluation Material in such filing if the Company provides you (not more than one business day following your delivery of such filing to the Company), with a written opinion addressed to you of reputable outside legal counsel experienced in the area, stating that the Evaluation Material is not legally required to be included in such filing and stating that you may rely upon such opinion.

     4. You acknowledge that (a) none of the Company or any of its representatives makes any representation or warranty, express or implied, as to the accuracy or completeness of the Evaluation Material, and (b) none of the Company or any of its representatives shall have any liability to you or to any of your Representatives relating to or resulting from the use of the Evaluation Material or any errors therein or omissions therefrom. You and your Representatives shall not directly or indirectly initiate contact or communication with any executive or employee of the Company other than Sanjay K. Jha concerning Evaluation Material, or to seek any information in connection therewith from any such person other than Sanjay K. Jha, without the prior consent of the Company.

     5. All Evaluation Material shall remain the property of the Company. Neither you nor any of your Representatives shall by virtue of our disclosure of and/or your use of any Evaluation Material acquire any rights with respect thereto, all of which rights (including all intellectual property rights) shall remain exclusively with the Company.

     6. You acknowledge that the Evaluation Material may constitute material non-public information under applicable federal and state securities laws, and that you shall not trade or engage in any derivative transaction, on the basis of such information in violation of such laws.

     7. You hereby represent and warrant to the Company that this letter agreement has been duly authorized, executed and delivered by you, and is a valid and binding obligation, enforceable against you in accordance with its terms.

     8. It is understood and agreed that no failure or delay by the Company in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or future exercise thereof or the exercise of any other right, power or privilege hereunder.

     9. You acknowledge that the value of the Evaluation Material to the Company is unique and substantial, but may be impractical or difficult to assess in monetary terms. In the event of an actual or threatened violation of this letter agreement, in addition to any and all other remedies which may be available to the Company, you expressly consent to the Company's seeking the enforcement of this letter agreement by injunctive relief or specific performance, without proof of actual damages.

     10. Each of the parties hereto (a) consents to submit itself to the personal jurisdiction of the Court of Chancery or other federal or state courts of the State of Delaware in the event any dispute arises out of this letter agreement or the transactions contemplated by this letter agreement, (b) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (c) agrees that it shall not bring any action relating to this letter agreement or the transactions contemplated by this letter agreement in any court other than the Court of Chancery or other federal or state courts of the State of Delaware, and each of the parties irrevocably waives the right to trial by jury, and (d) each of the parties irrevocably consents to service of process by a reputable overnight delivery service, signature requested, to the address of such parties' principal place of business or as otherwise provided by applicable law. THIS LETTER AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS, INCLUDING VALIDITY, INTERPRETATION AND EFFECT, BY THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO CONTRACTS EXECUTED AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE WITHOUT GIVING EFFECT TO THE CHOICE OF LAW PRINCIPLES OF SUCH STATE.

     11. This letter agreement contain the entire understanding of the parties with respect to the subject matter hereof and thereof and may be amended only by an agreement in writing executed by the parties hereto.

     12. All notices, consents, requests, instructions, approvals and other communications provided for herein and all legal process in regard hereto shall be in writing and shall be deemed validly given, made or served, if (a) given by telecopy and email, when such telecopy is transmitted to the telecopy number set forth below and sent to the email address set forth below and the appropriate confirmation is received or (b) if given by any other means, when actually received during normal business hours at the address specified in this subsection:

if to the Company:      Motorola Mobility Holdings, Inc.
                        600 North US Highway 45
                        Libertyville, Illinois 60048
                        Attention: General Counsel
                        Facsimile: (847) 523-0727

with a copy to:         Wachtell, Lipton, Rosen & Katz
                        51 W. 52nd Street
                        New York, NY 10019
                        Attention: Patricia A. Vlahakis
                                   Gregory E. Ostling
                        Facsimile: (212) 403-2000

if to the Icahn Group:  c/o Icahn Associates Corp.
                        767 Fifth Avenue, 47th Floor
                        New York, NY 10153
                        Attention:  Keith Schaitkin (kls@sfire.com)
                                    Tara Keating (tk@sfire.com)
                        Facsimile: (212) 688-1158

     13. If at any time subsequent to the date hereof, any provision of this letter agreement shall be held by any court of competent jurisdiction to be illegal, void or unenforceable, such provision shall be of no force and effect, but the illegality or unenforceability of such provision shall have no effect upon the legality or enforceability of any other provision of this letter agreement.

     14. This letter agreement may be executed in two or more counterparts which together shall constitute a single agreement.

     15. This letter agreement and the rights and obligations herein may not be assigned or otherwise transferred, in whole or in part, by you without the express written consent of the Company.

     16. This letter agreement shall expire two years from the date on which the Icahn Designee ceases to be a director of the Company.

Please confirm your agreement with the foregoing by signing and returning one copy of this letter to the undersigned, whereupon this letter agreement shall become a binding agreement between you and the Company.

                                                Very truly yours,

                                                MOTOROLA MOBILITY HOLDINGS, INC.

                                                By:  /s/ Marshall Brown
                                                     ------------------
                                                     Name:  Marshall Brown
                                                     Title:  Vice President













   [Signature Page to the Confidentiality Agreement between Motorola Mobility
               Holdings and Icahn Group, dated November 30, 2010]

Accepted and agreed as of the date first written above:


                               Icahn Partners LP


                                 By:  /s/ Keith Cozza
                                      ---------------
                                      Name:  Keith Cozza
                                      Title:  Chief Compliance Officer

                               Icahn Partners Master Fund LP


                                 By:  /s/ Keith Cozza
                                      ---------------
                                      Name:  Keith Cozza
                                      Title:  Chief Compliance Officer

                               High River Limited Partnership
                                 By: Hopper Investments LLC, its general partner
                                 By: Barberry Corp., its sole member


                                 By:  /s/ Keith Cozza
                                      ---------------
                                      Name:  Keith Cozza
                                      Title:  Secretary and Treasurer


                               /s/ Carl C. Icahn
                               -----------------
                               Carl C. Icahn



                               /s/ Daniel A. Ninivaggi
                               -----------------------
                               Daniel A. Ninivaggi










   [Signature Page to the Confidentiality Agreement between Motorola Mobility
               Holdings and Icahn Group, dated November 30, 2010]

                                   SCHEDULE A
                                   ----------

                               Icahn Partners LP
                         Icahn Partners Master Fund LP
                         High River Limited Partnership
                                 Carl C. Icahn
                              Daniel A. Ninivaggi

                                                                       EXHIBIT A


                                    FORM OF

                     RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                        MOTOROLA MOBILITY HOLDINGS, INC.


ARTICLE  1
The  name  of  the  corporation  is MOTOROLA MOBILITY HOLDINGS, INC.

ARTICLE  2
The address of the corporation's registered office in the State of Delaware is c/o The Corporation Trust Company, The Corporation Trust Center,1209 Orange Street, in the City of Wilmington, County of New Castle, State of Delaware 19801. The name of the corporation's registered agent at such address is The Corporation Trust Company.

ARTICLE  3
The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

ARTICLE  4
The number of shares which the corporation shall have authority to issue, itemized by classes, par value of shares, and series, if any within a class, is:


                      SERIES                 NUMBER             PAR VALUE
CLASS                (IF ANY)                OF SHARES          PER SHARE
-----                --------                ---------          ---------
Preferred       To be issued in series         500,000            $ 0.01
Common                 None                900,000,000            $ 0.01

The powers, preferences and rights, and the qualifications, limitations or restrictions thereof relating to the Preferred Stock and the Common Stock are:

The  Preferred  Stock:

(1) The Preferred Stock may be issued from time to time in one or more series and with such designation for each such series as shall be stated and expressed in the resolution or resolutions providing for the issue of each such series adopted by the Board of Directors. The Board of Directors in any such resolution or resolutions is expressly authorized to state and express for each such series:

     (i)  The voting powers, if any, of the holders of stock of such series;

     (ii) The rate per annum and the times at and conditions upon which the holders of stock of such series shall be entitled to receive dividends, and whether such dividends shall be cumulative or noncumulative and if cumulative the terms upon which such dividends shall be cumulative;

     (iii) The price or prices and the time or times at and the manner in which the stock of such series shall be redeemable;

     (iv) The right to which the holders of the shares of stock of such series shall be entitled upon any voluntary or involuntary liquidation, dissolution or winding up of the corporation;

     (v) The terms, if any, upon which shares of stock of such series shall be convertible into, or exchangeable for, shares of stock of any other class or classes or of any other series of the same or any other class or classes, including the price or prices or the rate or rates of conversion or exchange and the terms of adjustment, if any;

     (vi) The  number  of  shares  constituting  such  series;  and

     (vii) Any other designations, powers, preferences, and relative, participating, optional or other special rights, and qualification, limitations or restrictions thereof so far as they are not inconsistent with the provisions of the Certificate of Incorporation, as amended, and to the full extent now or hereafter permitted by the laws of Delaware.

(2) All shares of the Preferred Stock of any one series shall be identical to each other in all respects, except that shares of any one series issued at different times may differ as to the dates from which dividends thereon, if cumulative, shall be cumulative.

The Common Stock:

(1) The Common Stock may be issued by the corporation from time to time for such consideration and upon such terms as may be fixed from time to time by the Board of Directors and as may be permitted by law, without action by any stockholders.

(2) The holders of Common Stock shall be entitled to dividends only if, when and as the same shall be declared by the Board of Directors and as may be permitted by law and the preferences of any outstanding Preferred Stock.

(3) Each share of the Common Stock shall entitle the holder thereof to one vote, in person or by proxy, at any and all meetings of the stockholders of the corporation on all propositions before such meetings and on all elections of Directors of the corporation. The holders of Common Stock shall not have cumulative voting rights for the election of directors or for any other purpose.

(4) Except as otherwise provided by law, or by the resolution or resolutions adopted by the Board of Directors designating the rights, powers and preferences of any series of Preferred Stock, the Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes.

ARTICLE 5
The number of directors of the corporation shall be fixed by the bylaws and may be altered from time to time as may be provided therein, but in no event shall the number of directors of the corporation be less than three. Unless and except to the extent that the bylaws of the corporation shall so require, the election of directors of the corporation need not be by written ballot.

ARTICLE 6
The following provisions are inserted for the regulation of the business and for the conduct of the affairs of the corporation.

Section 1.In furtherance and not in limitation of the powers conferred by law, the Board of Directors is expressly authorized, to amend or repeal the bylaws or to adopt new bylaws, subject to any limitations that may be contained in such bylaws and the power of the stockholders of the corporation to alter or repeal any bylaws made by the Board of Directors.

Section 2.Any action required or permitted to be taken by the stockholders of the corporation at a stockholder meeting may be effected by consent in writing by such stockholders in accordance with the bylaws and the laws of the State of Delaware.

Section 3.The corporation reserves the right to amend, alter or repeal any provision contained in its Certificate of Incorporation, and any other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by the laws of the State of Delaware, and except as set forth in Article 7 below, all rights, preferences and privileges of whatsoever nature conferred on directors, stockholders or any other persons whomsoever by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended herein are granted subject to this reservation.

ARTICLE 7
A director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended.

Any repeal or modification of the foregoing paragraph shall not adversely affect any right or protection of a director of the corporation existing hereunder with respect to any act or omission occurring prior to such repeal or modification.

ARTICLE 8
The corporation elects not to be governed by Section 203 of the General Corporation Law of Delaware.

ARTICLE 9
If any provision or provisions of this Certificate of Incorporation shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (a) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Certificate of Incorporation (including, without limitation, each portion of any paragraph of this Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (b) to the fullest extent possible, the provisions of this Certificate of Incorporation (including, without limitation, each such portion of any paragraph of this Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the corporation to protect its directors, officers, employees and agents from personal liability in respect of their good faith service to or for the benefit of the corporation to the fullest extent permitted by law.

ARTICLE 10
The adoption of any stockholder rights plan (also known as a "poison pill") (a "Stockholder Rights Plan") or the amendment of any such Stockholder Rights Plan which has the effect of extending the term of any Stockholder Rights Plan, shall require the affirmative vote of the holders of record of a majority of the outstanding shares of Common Stock.

Anything in Article 10 of this Certificate of Incorporation to the contrary notwithstanding, one Stockholder Rights Plan may be adopted by the affirmative vote of the directors then in office in response to each Acquisition Proposal. Any Stockholder Rights Plan (and all amendments thereto) so adopted shall expire no later than six months following the date of its adoption, unless such Stockholder Rights Plan is approved by the affirmative vote of the holders of record of a majority of the outstanding shares of Common Stock prior to the expiration of such six-month period. For purposes of this Article 10, an "Acquisition Proposal" shall mean (i) the commencement of a bona fide tender offer to acquire shares of Common Stock or (ii) the delivery of a bona fide "bear hug" letter to the corporation or its Board of Directors. All amendments or modifications to a tender offer or "bear hug" letter shall constitute, in the aggregate, a single "Acquisition Proposal." For purposes of this Article 10, whether a tender offer or "bear hug" letter is bona fide shall be based on the good faith determination of the Board of Directors.

                                                                       EXHIBIT B

                                    FORM OF

                                RESTATED BYLAWS

                                       OF

                        MOTOROLA MOBILITY HOLDINGS, INC.

              Incorporated under the Laws of the State of Delaware



                                   ARTICLE I
                              OFFICES AND RECORDS

     Section 1.1. Delaware Office. The address of MOTOROLA MOBILTY HOLDINGS, INC'S (the "Corporation") registered office in the State of Delaware is c/o The Corporation Trust Company, The Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, State of Delaware 19801. The name of the corporation's registered agent at such address is The Corporation Trust Company.

     Section 1.2. Other Offices. The Corporation may have such other offices, either inside or outside the State of Delaware, as the Board of Directors may designate or as the business of the Corporation may from time to time require.

     Section 1.3. Books and Records. The books and records of the Corporation may be kept inside or outside the State of Delaware at such place or places as may from time to time be designated by the Board of Directors.

                                   ARTICLE II
                                  STOCKHOLDERS

     Section 2.1. Annual Meeting. The annual meeting of the stockholders of the orporation shall be held on such date and time as may be fixed by resolution of the Board of Directors.

     Section 2.2. Special Meeting. Subject to the rights of the holders of any series of stock ("Preferred Stock") having a preference over the common stock, par value $0.01 per share, of the Corporation (the "Common Stock") as to dividends, voting or upon liquidation with respect to such series of Preferred Stock, special meetings of the stockholders may be called only by the Chairman of the Board of Directors or by the Board of Directors pursuant to a resolution adopted by a majority of the total number of directors which the Corporation would have if there were no vacancies (the "Whole Board") or by the Chief Executive Officer of the Corporation (the "CEO") or the Secretary at the request in proper form of the holders of not less than 20 percent of the voting power of the issued and outstanding voting stock of the Corporation entitled to vote generally for the election of directors (the "Voting Stock"). To be in proper form, such stockholder request (the "Request") for a special meeting shall:

     (a) be directed to the Secretary in writing and shall be signed by each stockholder requesting the special meeting, or a duly authorized agent of such stockholder;

     (b) be accompanied by a written notice setting forth the specific purpose(s) of the special meeting and information required by Section 2.8 of these Bylaws, including the information as to any nominations proposed to be presented and any other business proposed to be conducted at such special meeting and as to the stockholder(s) requesting the special meeting.

     (c) A special meeting requested by stockholders shall be held at such date, time and place as may be designated by the Board of Directors or Chairman of the Board of Directors; provided, however, that the date of any such special meeting shall be not more than 90 days after receipt by the Secretary of a Request satisfying the requirements of this Section 2.2. Notwithstanding the foregoing, a special meeting requested by stockholders shall not be held if:

     (i) a valid Request is not delivered in the manner and form prescribed pursuant to this Section 2.2;

     (ii) the stated business to be brought before the special meeting is not a proper subject for stockholder action under applicable law;

     (iii) the Chairman of the Board of Directors or the Board of Directors has called or calls for an annual or special meeting of stockholders to be held within 90 days of the time the Secretary receives the Request for the special meeting and the Board of Directors determines in good faith that the business of such annual or special meeting includes (among any other matters properly brought before the annual or special meeting) the business specified in the stockholder Request;

     (iv) an identical or substantially similar item was presented at any meeting of stockholders held within 120 days prior to the stockholder Request for a special meeting; or

     (v) documentary evidence of the record and beneficial ownership of such shares of stock as of the record date is not established as required by this Section 2.2 and Section 2.8 of these Bylaws.

     (d) A stockholder may revoke a Request for a special meeting at any time by written revocation delivered to the Secretary, and if, following such revocation, there are unrevoked Requests from stockholders holding in the aggregate less than the requisite number of shares of stock entitling the stockholders to request a special meeting be called in Section 2.2(a), the Chairman of the Board of Directors or the Board of Directors, in their discretion, may cancel the special meeting. If none of the stockholders who submitted the Request for a special meeting appears or sends a qualified representative to present the nominations proposed to be presented or other business proposed to be conducted at the special meeting, the Corporation need not present such nominations or other business for a vote at such meeting.

     (e) Business transacted at special meetings shall be confined to the purposes stated in the Corporation's notice of the meeting or in any supplemental notice delivered by the Corporation in accordance with Section 2.4 of these Bylaws.

     Section 2.3. Place of Meeting. The Board of Directors, the Chairman of the Board of Directors or the CEO, as the case may be, may designate the place of meeting for any annual or special meeting of the stockholders. If no designation is so made, the place of meeting shall be the principal office of the Corporation.

     Section 2.4. Notice of Meeting. Written or printed notice, stating the place, date and hour of the meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered by the Corporation by or at the direction of the Board of Directors, Chairman of the Board or the Secretary, or the officer calling the meeting not less than ten days nor more than 60 days before the date of the meeting, either personally, by electronic transmission in the manner provided in Section 232 of the General Corporation Law of the State of Delaware (except to the extent prohibited by Section 232(e) of the General Corporation Law of the State of Delaware) or by mail, to each stockholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail with postage thereon prepaid, addressed to the stockholder at the address as it appears on the stock transfer books of the Corporation. If notice is given by electronic transmission, such notice shall be deemed to be given at the times provided in the General Corporation Law of the State of Delaware. Such further notice shall be given as may be required by law. Meetings may be held without notice if all stockholders entitled to vote are present, or if notice is waived by those not present in accordance with Section 7.4 of these Bylaws. Any previously scheduled meeting of the stockholders may be postponed, and (a) unless the Certificate of Incorporation otherwise provides, any special meeting of the stockholders called by the Chairman of the Board or the Board of Directors may be cancelled, by resolution of the Board of Directors upon public notice given prior to the date previously scheduled for such meeting of stockholders and (b) any special meeting of stockholders called by the CEO or the Secretary at the request of stockholders pursuant to Section 2.2(a) of these Bylaws may be cancelled in accordance with Section 2.2(d) of these Bylaws.

     Section 2.5. Quorum and Adjournment. Except as otherwise provided by law or by the Certificate of Incorporation, the holders of one-third of the Voting Stock, represented in person or by proxy, shall constitute a quorum at a meeting of stockholders, except that when specified business is to be voted on by a class or series of stock voting as a class, the holders of a majority of the outstanding shares of such class or series shall constitute a quorum of such class or series for the transaction of such business. The Presiding Stockholder Meeting Chair (as defined below) may adjourn the meeting from time to time, whether or not there is a quorum. No notice of the time and place of adjourned meetings need be given except as required by law. The stockholders present at a duly called meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

     Section 2.6. Proxies. At all meetings of stockholders, a stockholder may vote by proxy executed in writing (or in such manner prescribed by the General Corporation Law of the State of Delaware) by the stockholder, or by his duly authorized attorney in fact.

     Section 2.7. Order of Business.

     (a) Meetings of Stockholders. At any annual or special meeting of the stockholders, only such business shall be conducted or considered, as shall have been properly brought before the meeting. For nominations to be properly made at an annual meeting or at a special meeting at which directors are to be elected pursuant to the Corporation's notice of meeting, and proposals of other business to be properly brought before an annual or special meeting, such nominations and proposals of other business must be (i) specified in the Corporation's notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (ii) otherwise properly made at the annual meeting, or brought before the special meeting, by or at the direction of the Board of Directors or (iii) otherwise properly requested to be brought before the annual or special meeting by a stockholder of the Corporation in accordance with these Bylaws. For nominations of persons for election to the Board of Directors or proposals of other business to be properly requested by a stockholder to be made at an annual meeting, or brought before a special meeting, a stockholder must (A) in the case of a special meeting, with respect to (x) nominations of persons for election to the Board, either have called such meeting in accordance with Section 2.2 of these Bylaws or be making nominations solely in response to nominations made by the Company or by another stockholder who has properly called such special meeting in accordance with Section 2.2 of these Bylaws or (y) proposals of business to be conducted at such special meeting, have properly called such special meeting in accordance with Section 2.2 of these Bylaws, (B) be a stockholder of record at the time of giving of notice of such annual or special meeting by or at the direction of the Board of Directors and at the time of the annual or special meeting, (C) be entitled to vote at such annual or special meeting and (D) comply with the procedures set forth in these Bylaws as to such business or nomination.

     (b) General. Section 2.7(a) shall be the exclusive means for a stockholder to make nominations or other business proposals (other than matters properly brought under Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and included in the Corporation's notice of meeting) before an annual or special meeting of stockholders. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, the Presiding Stockholder Meeting Chair (as defined below) of the meeting shall have the power to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with these Bylaws and, if any proposed nomination or other business is not in compliance with these Bylaws, to declare that no action shall be taken on such nomination or other proposal and such nomination or other proposal shall be disregarded.

     (c) Meeting Procedures. The Chairman of the Board or other person presiding as provided in these Bylaws or by the Board of Directors (the "Presiding Stockholder Meeting Chair"), shall call meetings of the stockholders to order. The Secretary, or in the event of his or her absence or disability, the Assistant Secretary, if any, or if there be no Assistant Secretary, in the absence of the Secretary, an appointee of the Presiding Stockholder Meeting Chair, shall act as Secretary of the meeting. The order of business and all other matters of procedure at every meeting of stockholders may be determined by such Presiding Stockholder Meeting Chair. Except to the extent inconsistent with applicable law, these Bylaws or any rules and regulations adopted by the Board of Directors, the Presiding Stockholder Meeting Chair of any meeting of the stockholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts, including causing an adjournment of such meeting, as, in the judgment of such Presiding Stockholder Meeting Chair, are appropriate. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the Presiding Stockholder Meeting Chair of the meeting, may include, without limitation, the following:
(a) the establishment of an agenda or order of business for the meeting; (b) rules and procedures for maintaining order at the meeting and the safety of those present; (c) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the Presiding Stockholder Meeting Chair shall permit; (d) restrictions on entry to the meeting after the time fixed for the commencement thereof; (e) limitations on the time allotted to questions or comments by participants; and (f) establishing times for opening and closing of the voting polls for each item upon which a vote is to be taken. Unless, and to the extent determined by the Board of Directors or the Presiding Stockholder Meeting Chair of the meeting, meetings of the stockholders shall not be required to be held in accordance with rules of parliamentary procedure.

     Section 2.8. Advance Notice of Stockholder Business and Nominations.

     (a) Annual Meeting of Stockholders. Without qualification or limitation, subject to Section 2.8(c)(iv) of these Bylaws, for any nominations or any other business to be properly brought before an annual meeting by a stockholder pursuant to Section 2.7(a) of these Bylaws, the stockholder must have given timely notice thereof and timely updates and supplements thereof in writing to the Secretary and such other business must otherwise be a proper matter for stockholder action under the Delaware General Corporation Law.

     To be timely, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the 120th day prior to the date of such annual meeting and not later than the close of business on the later of the 90th day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of such meeting is first made by the Corporation; provided, further, that with respect to 2011 annual meeting, notice by the stockholder must be so delivered not later than the 10th day following the day on which public announcement of the date of such meeting is first made by the Corporation. In no event shall any adjournment or postponement of an annual meeting, or the public announcement thereof, commence a new time period for the giving of a stockholder's notice as described above.

     Notwithstanding anything in the immediately preceding paragraph to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased by the Board of Directors, and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board of Directors at least 100 days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice required by this Section 2.8(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation.

     In addition, to be timely, a stockholder's notice shall further be updated and supplemented, if necessary, so that the information provided or required to be provided in such notice shall be true and correct as of the record date for the meeting and as of the date that is ten business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to the Secretary at the principal executive offices of the Corporation not later than five business days after the record date for the meeting in the case of the update and supplement required to be made as of the record date, and not later than eight business days prior to the date for the meeting, any adjournment or postponement thereof in the case of the update and supplement required to be made as of ten business days prior to the meeting or any adjournment or postponement thereof.

     (b) Special Meetings of Stockholders. Without qualification or limitation, subject to Section 2.8(c)(iv) of these Bylaws, for any business to be properly requested to be brought before a special meeting by a stockholder pursuant to
Section 2.7(a) of these Bylaws, the stockholder must have given timely notice of such business and timely updates and supplements thereof in writing to the Secretary and such business must otherwise be a proper matter for stockholder action under the Delaware General Corporation Law.

     To be timely, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 120th days prior to the date of such special meeting and not later than the close of business on the later of the 90th day prior to the date of such special meeting or, if the first public announcement of the date of such special meeting is less than 100 days prior to the date of such special meeting, the 10th day following the day on which public announcement of the date of the special meeting is first made. In no event shall an adjournment or postponement of a special meeting of stockholders, or the public announcement thereof, commence a new time period for the giving of a stockholder's notice as described above.

     In addition, to be timely, a stockholder's notice shall further be updated and supplemented, if necessary, so that the information provided or required to be provided in such notice shall be true and correct as of the record date for the meeting and as of the date that is ten business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to the Secretary at the principal executive offices of the Corporation not later than five business days after the record date for the meeting in the case of the update and supplement required to be made as of the record date, and not later than eight business days prior to the date for the meeting, any adjournment or postponement thereof in the case of the update and supplement required to be made as of ten business days prior to the meeting or any adjournment or postponement thereof.

     Subject to Section 2.8(c)(iv) of these Bylaws, in the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation's notice of meeting, provided that the stockholder's notice with respect to any nomination (including the completed and signed questionnaire, representation and agreement required by Section 2.9 of these Bylaws) shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 120th day prior to the date of such special meeting and not later than the close of business on the later of the 90th day prior to the date of such special meeting or, if the first public announcement of the date of such special meeting is less than 100 days prior to the date of such special meeting, the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall any adjournment or postponement of a special meeting, or the public announcement thereof, commence a new time period for the giving of a stockholder's notice as described above.

     (c) Other Provisions.

     (i) To be in proper form, a stockholder's notice given pursuant to Section 2.7(a) of these Bylaws to the Secretary must include the following, as applicable.

          (A) As to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, a stockholder's notice must set forth: (1) the name and address of such stockholder, as they appear on the Corporation's books, of such beneficial owner, if any, and of their respective affiliates or associates or others acting in concert therewith, (2) (x) the class or series and number of shares of the Corporation which are, directly or indirectly, owned beneficially and of record by such stockholder, such beneficial owner and their respective affiliates or associates or others acting in concert therewith, (y) any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Corporation or with a value derived in whole or in part from the value of any class or series of shares of the Corporation, any derivative or synthetic arrangement having the characteristics of a long position in any class or series of shares of the Corporation, or any contract, derivative, swap or other transaction or series of transactions designed to produce economic benefits and risks that correspond substantially to the ownership of any class or series of shares of the Corporation, including due to the fact that the value of such contract, derivative, swap or other transaction or series of transactions is determined by reference to the price, value or volatility of any class or series of shares of the Corporation, whether or not such instrument, contract or right shall be subject to settlement in the underlying class or series of shares of the Corporation, through the delivery of cash or other property, or otherwise, and without regard of whether the stockholder of record, the beneficial owner, if any, or any affiliates or associates or others acting in concert therewith, may have entered into transactions that hedge or mitigate the economic effect of such instrument, contract or right (a "Derivative Instrument") directly or indirectly owned beneficially by such stockholder, the beneficial owner, if any, or any affiliates or associates or others acting in concert therewith and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Corporation, (3) any proxy, contract, arrangement, understanding, or relationship pursuant to which such stockholder has a right to vote any class or series of shares of the Corporation, (4) any agreement, arrangement, understanding, relationship or otherwise, including any repurchase or similar so-called "stock borrowing" agreement or arrangement, engaged in, directly or indirectly, by such stockholder, the purpose or effect of which is to mitigate loss to, reduce the economic risk (of ownership or otherwise) of any class or series of the shares of the Corporation by, manage the risk of share price changes for, or increase or decrease the voting power of, such stockholder with respect to any class or series of the shares of the Corporation, or which provides, directly or indirectly, the opportunity to profit or share in any profit derived from any decrease in the price or value of any class or series of the shares of the Corporation ("Short Interests") (excluding market or industry hedges),
     (5) any rights to dividends on the shares of the Corporation owned beneficially by such stockholder that are separated or separable from the underlying shares of the Corporation, (6) any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such stockholder is a general partner or, directly or indirectly, beneficially owns an interest in a general partner of such general or limited partnership, (7) any performance-related fees (other than an asset-based fee) that such stockholder is entitled to based on any increase or decrease in the value of shares of the Corporation or Derivative Instruments, if any, including without limitation any such interests held by members of such stockholder's immediate family sharing the same household, (8) any significant equity interests or any Derivative Instruments or Short Interests in any principal competitor of the Corporation held by such stockholder, (9) any direct or indirect interest of such stockholder in any contract with the Corporation, any affiliate of the Corporation or any principal competitor of the Corporation (including, in any such case, any employment agreement, collective bargaining agreement or consulting agreement), and (10) any other information relating to such stockholder and beneficial owner, if any, that would be required to be disclosed in a proxy statement required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in a contested election or is otherwise required, in each case, pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder;

          (B) If the notice relates to any business other than a nomination of a director or directors that the stockholder proposes to bring before the meeting, a stockholder's notice must, in addition to the matters set forth in paragraph (A) above, also set forth: (1) a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest of such stockholder and beneficial owner, if any, in such business, (2) the text of the proposal or business (including the text of any resolutions proposed for consideration), and (3) a description of all agreements, arrangements and understandings between such stockholder and beneficial owner, if any, and any other person or persons (including their names) in connection with the proposal of such business by such stockholder;

          (C) As to each person, if any, whom the stockholder proposes to nominate for election or reelection to the Board of Directors, a stockholder's notice must, in addition to the matters set forth in paragraph (A) above, also set forth: (1) all information relating to such person that would be required to be disclosed in a proxy statement required to be made in connection with solicitations of proxies for election of directors or is otherwise required, in each case, in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder (including such person's written consent to being named in the proxy statement and form of proxy as a nominee and to serving as a director if elected) and (2) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such stockholder and beneficial owner, if any, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K if the stockholder making the nomination and any beneficial owner on whose behalf the nomination is made, if any, or any affiliate or associate thereof or person acting in concert therewith, were the "registrant" for purposes of such rule and the nominee were a director or executive officer of such registrant; and

          (D) With respect to each person, if any, whom the stockholder proposes to nominate for election or reelection to the Board of Directors, a stockholder's notice must, in addition to the matters set forth in paragraphs (A) and (C) above, also include a completed and signed questionnaire, representation and agreement required by Section 2.9 of these Bylaws. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation or that could be material to a reasonable stockholder's understanding of the independence, or lack thereof, of such nominee.

     (ii) For purposes of these Bylaws, "public announcement" shall mean disclosure in a press release reported by a national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder.

     (iii) Notwithstanding the foregoing provisions of these Bylaws, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in these Bylaws; provided, however , that any references in these Bylaws to the Exchange Act or the rules promulgated thereunder are not intended to and shall not limit the requirements applicable to nominations or proposals as to any other business to be considered pursuant to Section 2.7 of these Bylaws.

     (iv) Nothing in these Bylaws shall be deemed to affect any rights (A) of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act, or (B) of the holders of any series of Preferred Stock if and to the extent provided for under law, the Certificate of Incorporation or these Bylaws. Subject to Rule 14a-8 under the Exchange Act, nothing in these Bylaws shall be construed to permit any stockholder, or give any stockholder the right, to include or have disseminated or described in the Corporation's proxy statement any nomination of director or directors or any other business proposal.

     Section 2.9. Submission of Questionnaire, Representation and Agreement. With respect to each person, if any, whom a stockholder proposes to nominate for election or reelection to the Board of Directors, in order for such person to be eligible to be a nominee for election or reelection as a director of the Corporation, such stockholder must deliver to the Secretary at the principal executive offices of the Corporation (in accordance with the time periods prescribed for delivery of notice under Section 2.8 of these Bylaws), in addition to the information required under Section 2.8 by these Bylaws, a written questionnaire with respect to the background and qualification of such person and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire shall be provided by the Secretary upon written request), and a written representation and agreement (in the form provided by the Secretary upon written request) that such person (a) is not and will not become a party to (i) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Corporation, will act or vote on any issue or question (a "Voting Commitment") that has not been disclosed to the Corporation or (ii) any Voting Commitment that could limit or interfere with such person's ability to comply, if elected as a director of the Corporation, with such person's fiduciary duties under applicable law, (b) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein, and (c) in such person's individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the Corporation, and will comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Corporation. At the request of the Board of Directors, any person nominated by the Board of Directors for election as a director shall furnish to the Secretary the information that is required pursuant to this Section 2.9.

     Section 2.10. Procedure for Election of Directors; Required Vote.

     (a) Except as set forth below, election of directors at all meetings of the stockholders at which directors are to be elected shall be by ballot, and, subject to the rights of the holders of any series of Preferred Stock to elect directors under specified circumstances, a majority of the votes cast at any meeting for the election of directors at which a quorum is present shall elect directors. For purposes of this Bylaw, a majority of votes cast shall mean that the number of shares voted "for" a director's election must exceed the number of votes cast "against" that director's election. Votes cast shall exclude abstentions with respect to that director's election. Notwithstanding the foregoing, in the event of a "contested election" of directors, directors shall be elected by the vote of a plurality of the votes cast at any meeting for the election of directors at which a quorum is present. For purposes of this Bylaw, a "contested election" shall mean any election of directors in which the number of candidates for election as directors exceeds the number of directors to be elected, with the determination thereof being made by the Secretary as of the close of the applicable notice of nomination period set forth in Section 2.8 of these Bylaws or under applicable law, based on whether one or more notice(s) of nomination were timely filed in accordance with said Section 2.8; provided, however , that the determination that an election is a "contested election" shall be determinative only as to the timeliness of a notice of nomination and not otherwise as to its validity. If, prior to the time the Corporation mails its initial proxy statement in connection with such election of directors, one or more notices of nomination are withdrawn such that the number of candidates for election as director no longer exceeds the number of directors to be elected, the election shall not be considered a contested election, but in all other cases, once an election is determined to be a contested election, directors shall be elected by the vote of a plurality of the votes cast.

     (b) If a nominee for director who is an incumbent director is not elected and no successor has been elected at such meeting, the director shall promptly tender his or her resignation to the Board of Directors. The nominating committee or such other committee designated by the Board of Directors pursuant to these Bylaws for the purpose of recommending director nominees to the Board of Directors ("Nominating Committee"), shall make a recommendation to the Board of Directors as to whether to accept or reject the tendered resignation, or whether other action should be taken. The Board of Directors shall act on the tendered resignation, taking into account the Nominating Committee's recommendation, and publicly disclose (by a press release, a filing with the Securities and Exchange Commission or other broadly disseminated means of communication) its decision regarding the tendered resignation and the rationale behind the decision within 90 days from the date of the certification of the election results. The Nominating Committee in making its recommendation, and the Board of Directors in making its decision, may each consider any factors or other information that it considers appropriate and relevant. The director who tenders his or her resignation shall not participate in the recommendation of the Nominating Committee or the decision of the Board of Directors with respect to his or her resignation. If such incumbent director's resignation is not accepted by the Board of Directors, such director shall continue to serve until the next annual meeting and until his or her successor is duly elected, or his or her earlier resignation or removal. If a director's resignation is accepted by the Board of Directors pursuant to this Bylaw, or if a nominee for director is not elected and the nominee is not an incumbent director, then the Board of Directors, in its sole discretion, may fill any resulting vacancy pursuant to the provisions of Section 3.10 of these Bylaws or may decrease the size of the Board of Directors pursuant to the provisions of Section 3.2 of these Bylaws.

     (c) Except as otherwise provided by law, the Certificate of Incorporation, or these Bylaws, in all matters other than the election of directors, the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the matter shall be the act of the stockholders.

     Section 2.11. Inspectors of Elections; Opening and Closing the Polls. The Board of Directors by resolution shall appoint one or more inspectors, which inspector or inspectors may, but do not need to, include individuals who serve the Corporation in other capacities, including, without limitation, as officers, employees, agents or representatives, to act at the meetings of stockholders and make a written report thereof. One or more persons may be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate has been appointed to act or is able to act at a meeting of stockholders, the Presiding Stockholder Meeting Chair of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before discharging his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall have the duties prescribed by law. The Presiding Stockholder Meeting Chair of the meeting shall be appointed by the inspector or inspectors to fix and announce at the meeting the date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting.

     Section 2.12. Record Date for Action by Written Consent. In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. Any stockholder of record seeking to have the stockholders authorize or take corporate action by written consent shall request the Board of Directors to fix a record date, which request shall be in proper form and delivered to the Secretary at the principal executive offices of the Corporation. To be in proper form, such request must be in writing, shall state the purpose or purposes of the action or actions proposed to be taken by written consent.

     The Board of Directors shall promptly, but in all events within ten days after the date on which such a request is received, adopt a resolution fixing the record date. If no record date has been fixed by the Board of Directors within ten days of the date on which such a request is received, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by applicable law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in Delaware, its principal place of business or to any officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by applicable law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the date on which the Board of Directors adopts the resolution taking such prior action.

     Section 2.13. Inspectors of Written Consent. In the event of the delivery, in the manner provided by Section 2.12 of these Bylaws, to the Corporation of the requisite written consent or consents to take corporate action and/or any related revocation or revocations, the Corporation shall engage nationally recognized independent inspectors of elections for the purpose of promptly performing a ministerial review of the validity of the consents and revocations. For the purpose of permitting the inspectors to perform such review, no action by written consent without a meeting shall be effective until such date as the independent inspectors certify to the Corporation that the consents delivered to the Corporation in accordance with Section 2.12 of these Bylaws represent at least the minimum number of votes that would be necessary to take the corporate action. Nothing contained in this paragraph shall in any way be construed to suggest or imply that the Board of Directors or any stockholder shall not be entitled to contest the validity of any consent or revocation thereof, whether before or after such certification by the independent inspectors, or to take any other action (including, without limitation, the commencement, prosecution or defense of any litigation with respect thereto, and the seeking of injunctive relief in such litigation).

     Section 2.14. Effectiveness of Written Consent. Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within 60 days of the earliest dated written consent received in accordance with Section 2.12 of these Bylaws, a written consent or consents signed by a sufficient number of holders to take such action are delivered to the Corporation in the manner prescribed in Section 2.12 of these Bylaws under the General Corporation Laws of the State of Delaware.

                                  ARTICLE III
                               BOARD OF DIRECTORS

     Section 3.1. General Powers. The business and affairs of the Corporation shall be managed under the direction of the Board of Directors. In addition to the powers and authorities by these Bylaws expressly conferred upon them, the Board of Directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these Bylaws required to be exercised or done by the stockholders.

     Section 3.2. Number, Tenure and Qualifications. Subject to the rights of the holders of any series of Preferred Stock to elect directors under specified circumstances, the number of directors shall be fixed from time to time exclusively pursuant to a resolution adopted by a majority of the Whole Board; provided however that the Board of Directors shall at no time consist of fewer than three directors. No decrease in the number of authorized directors constituting the Whole Board shall shorten the term of any incumbent director. The directors shall be elected at the annual meetings of stockholders as specified in the Certificate of Incorporation except as otherwise provided in the Certificate of Incorporation and in these Bylaws, and each director of the Corporation shall hold office until such director's successor is elected and qualified or until such director's earlier death, resignation or removal. The directors shall not be divided into classes of directors with terms of office that are greater than one year and which terms of office expire at different times. Any decision by the Board of Directors to repeal or amend this second paragraph of Section 3.2 to provide for a classified board of directors shall require the affirmative vote of the holders of record of a majority of the outstanding shares of Common Stock.

     Section 3.3. Regular Meetings. A regular meeting of the Board of Directors for the purpose of electing officers and for the transaction of such other business as may come before the meeting, shall be held without other notice than this Bylaw immediately after, and at the same place as, the Annual Meeting of Stockholders unless by resolution of the Board of Directors a different date, time and place is designated for this regular meeting. The Board of Directors may, by resolution, provide the time and place for the holding of additional regular meetings without other notice than such resolution.

     Section 3.4. Special Meetings. Special meetings of the Board of Directors shall be called at the request of the Chairman of the Board of Directors, the CEO or a majority of the Board of Directors then in office. The person or persons authorized to call special meetings of the Board of Directors may fix the place and time of the meetings.

     Section 3.5. Meetings in Executive Session. During any regular meeting or special meeting of the Board of Directors, the Board of Directors may have an executive session with only the nonemployee directors or only the independent directors present and such other invitees as the directors participating in the executive session shall so determine. No separate notice of the executive session is required. The presiding director, as determined by the Board of Directors' established procedures, shall preside at such executive session unless the directors participating in such session shall select another director to preside.

     Section 3.6. Notice. Notice of any regular meeting (if other than by resolution) or special meeting of directors shall be given to each director at his or her usual place of business or residence in writing by hand delivery, first-class or overnight mail or courier service, email or other electronic means or facsimile transmission, or orally by telephone, including a voice messaging system, or other system or technology designed to record and communicate messages. If mailed by first-class mail, such notice shall be deemed adequately delivered when deposited in the United States mails so addressed, with postage thereon prepaid, at least five days before such meeting. If by overnight mail or courier service, such notice shall be deemed adequately delivered when the notice is delivered to the overnight mail or courier service company at least 24 hours before such meeting. If by email or other electronic means, facsimile transmission, telephone or by hand, such notice shall be deemed adequately delivered when the notice is transmitted at least 12 hours before such meeting. If, however, the meeting is called by or at the request of the Chairman of the Board and if the Chairman of the Board decides that unusual and urgent business is to be transacted at the meeting (which decision shall be conclusively demonstrated by the Chairman of the Board giving notice of the meeting less than 12 hours prior to the meeting), then at least 2 hours prior notice shall be given. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice of such meeting, except for amendments to these Bylaws, as provided under Section 9.1 of these Bylaws. A meeting may be held at any time without notice if all the directors are present or if those not present waive notice of the meeting in accordance with Section 7.4 of these Bylaws. Any director may waive notice of any meeting. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting except where a director attends a meeting and objects at the meeting to the transaction of any business because the meeting is not lawfully called or convened.

     Section 3.7. Action by Consent of Board of Directors. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if a consent in writing or by electronic transmission setting forth the action so taken, shall be signed by all members of the Board or committee, as the case may be, entitled to vote or not abstaining from the vote, and is filed with the minutes of proceedings of the Board of Directors or committee.

     Section 3.8. Conference Telephone Meetings. Members of the Board of Directors, or any committee thereof, may participate in a meeting of the Board of Directors or such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at such meeting.

     Section 3.9. Quorum. Subject to Section 3.10 of these Bylaws, a whole number of directors equal to at least a majority of the Whole Board shall constitute a quorum for the transaction of business, but if at any meeting of the Board of Directors there shall be less than a quorum present, a majority of the directors present may adjourn the meeting from time to time without further notice. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, the act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. The directors present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough directors to leave less than a quorum.

     Section 3.10. Vacancies. Subject to applicable law and the rights of the holders of any series of Preferred Stock with respect to such series of Preferred Stock, and unless the Board of Directors otherwise determines, vacancies occurring in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause, and newly created directorships resulting from any increase in the authorized number of directors, may be filled only by the affirmative vote of a majority of the remaining directors, though less than a quorum of the Board of Directors, and directors so chosen shall hold office for a term expiring at the next annual meeting of stockholders and until such director's successor shall have been duly elected and qualified or until such director's earlier death, resignation or removal, with or without cause; provided that in lieu of filling a vacancy, the Board of Directors may reduce the number of directors pursuant to Section 3.2 of these Bylaws.

     Section 3.11. Compensation. Directors who also are employees of the Corporation shall not receive any additional compensation for services provided as a member of the Board of Directors. The non-employee directors shall be entitled to receive pursuant to resolution of the Board of Directors, fixed fees or other compensation for their services as directors, including committee fees. In addition, reimbursement of travel and other expenses incurred for attendance at each regular or special meeting of the Board of Directors or at any meeting of a committee of the Board of Directors or in connection with their other services to the Corporation may be permitted. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

     Section 3.12. Committees. The Board of Directors may designate any committee as appropriate, which shall consist of two or more directors of the Corporation and the Board shall also designate a chairman of each committee. The Board of Directors may designate one or more directors of the Corporation as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. Each member (and each alternate member of any such committee (whether designated at an annual meeting of the Board of Directors or to fill a vacancy, or otherwise) shall serve as a member of such committee until his or her successor shall have been designated or until he or she shall cease to be a director, or until his or her resignation or removal, with or without cause, from such committee. Any such committee may to the extent permitted by law exercise such powers and shall have such responsibilities as shall be specified in the designating resolution. In the absence or disqualification of any member of such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. The members of each committee shall designate a person to act as secretary of the committee to keep written minutes, and to serve notices for, its meetings and perform such other duties as the committee may direct. Such person may, but need not be, a member of the committee and the chairman of each committee shall report such committee's proceedings to the Board of Directors when required.

     Except as otherwise specified in a resolution designating a committee, one-third of the members of a committee shall be necessary to constitute a quorum of that committee for the transaction of business. The act of a majority of committee members present at a meeting at which a quorum is present shall be the act of the committee, including. fixing the time and place of its meetings, unless the Board of Directors shall otherwise provide. Notice of such meetings shall be given to each member of the committee in the manner provided for in
Section 3.6 of these Bylaws. The Board of Directors shall have power at any time to fill vacancies in, to change the membership of, or to dissolve, any such committee. Nothing herein shall be deemed to prevent the Board of Directors from appointing one or more committees consisting in whole or in part of persons who are not directors of the Corporation; provided, however, that no such committee shall have or may exercise any authority of the Board of Directors.

     Section 3.13. Removal. Subject to the rights of the holders of any series of Preferred Stock with respect to such series of Preferred Stock, any director, or the entire Board of Directors, may be removed from office at any time, with or without cause, by the affirmative vote of the holders of a majority of the voting power of all of the outstanding shares of Voting Stock, voting together as a single class.

     Section 3.14. Records. The Board of Directors shall cause to be kept a record containing the minutes of the proceedings of the meetings of the Board of Directors and of the stockholders, appropriate stock books and registers and such books of records and accounts as may be necessary for the proper conduct of the business of the Corporation.

     Section 3.15. Validity of Contracts. No contract or other transaction entered into by the Corporation shall be affected by the fact that a director or officer of the Corporation is in any way interested in or connected with any party to such contract or transaction, or such director or officer is a party to such contract or transaction, even though in the case of a director the vote of the director having such interest or connection shall have been necessary to obligate the Corporation upon such contract or transaction; provided, however, that in any such case (i) the material facts of such interest are known or disclosed to the directors or stockholders and the contract or transaction is authorized or approved in good faith by the stockholders or by the Board of Directors or a committee thereof through the affirmative vote of a majority of the disinterested directors (even though not a quorum), or (ii) the contract or transaction is fair to the Corporation as of the time it is authorized, approved or ratified by the stockholders, or by the Board of Directors, or by a committee thereof.

                                   ARTICLE IV
                       OFFICERS AND CHAIRMAN OF THE BOARD

     Section  4.1.  Elected  and Appointed Officers. The elected officers of the
Corporation shall include a Chief Executive Officer and a Secretary and such other officers as the Board of Directors may designate by resolution or in any other manner as the Board of Directors may determine. Any number of offices may be held by the same person. All elected officers shall each have such powers and duties as generally pertain to their respective offices, subject to the specific provisions of this Article IV. Such elected officers shall also have such powers and duties as from time to time may be conferred by the Board of Directors or by any committee thereof or by any other manner as the Board of Directors may determine.

     The Chief Executive Officer may appoint such other officers (including one or more Assistant Vice Presidents, Assistant Secretaries, Assistant Treasurers, and Assistant Controllers) and such agents, as may be necessary or desirable for the conduct of the business of the Corporation. Such other officers and agents shall have such duties and shall hold their offices for such terms as shall be provided in these Bylaws or as may be prescribed by the Chief Executive Officer, as the case may be.

     Section 4.2. Election and Term of Office. The elected officers of the Corporation shall be elected by the Board of Directors or in such other manner as the Board of Directors may determine. Each officer shall hold office until his or her successor shall have been duly elected and shall have qualified or until his death or resignation or removal.

     Section 4.3. Chairman of the Board of Directors. The Board of Directors shall annually elect one of its own members to be the Chairman of the Board of Directors ("Chairman of the Board of Directors"). The Chairman of the Board of Directors may also be an elected officer of the Corporation. The Chairman of the Board of Directors shall preside at all meetings of the Board of Directors and of the stockholders, except as otherwise provided under these Bylaws, and may at any time call any meeting of the Board of Directors. The Board of Directors may remove or replace the Chairman of the Board of Directors as Chairman at any time for any reason.

     Section 4.4. Chief Executive Officer. The Board of Directors may appoint one or officers of the Corporation as the Chief Executive Officer (such one or more individuals, the "CEO"). The CEO shall be the senior executive officer of the Corporation and shall in general supervise and control all the business and affairs of the Corporation. The CEO shall direct the policies of the Corporation and shall perform all other duties incident to the office or as may be delegated or assigned by the Board of Directors by resolution from time to time. The CEO may delegate powers to any other officer of the Corporation.

     Section 4.5. President. The President (who may also be the Chief Operating Officer), if any, shall act in a general executive capacity and shall assist the CEO in the administration and operation of the Corporation's business and general supervision of its policies and affairs and shall perform all other duties incident to the office or as may be delegated or assigned by the Board of Directors by resolution from time to time. Prior to any action by the Board of Directors, the President shall, in the absence of or because of the inability to act of the CEO, perform all duties of the CEO. There is no requirement that there be a President.

     Section 4.6. Chief Financial Officer. The Chief Financial Officer, if any, shall be a Vice President and the senior financial officer and act in an executive financial capacity. The Chief Financial Officer shall assist the CEO in the general supervision of the Corporation's financial policies and affairs and shall have such duties as are incident to such office or as may be delegated or assigned from time to time by the CEO or by the Board of Directors.

     Section 4.7. Vice Presidents. A Vice President may be designated as an Executive Vice President, a Senior Vice President, a Corporate Vice President or such other designation as may be determined by the Board of Directors. Vice Presidents, if any, shall have such duties as are incident to such office or as may be delegated or assigned by the Board of Directors by resolution from time to time.

     Section 4.8. Treasurer. The Treasurer, if any, shall exercise general supervision over the receipt, custody and disbursement of corporate funds. The Treasurer shall cause the funds of the Corporation to be deposited in such banks as may be authorized by the Board of Directors, or in such banks as may be designated as depositaries in the manner provided by resolution of the Board of Directors. The Treasurer shall have such further powers and duties and shall be subject to such directions as may be granted or imposed upon him or her from time to time by the CEO, or by the Board of Directors. The Treasurer may appoint one or more Assistant Treasurers to perform such duties as may be assigned by the Treasurer.

     Section 4.9. Controller. The Controller shall be the Chief Accounting Officer of the Corporation and shall have such duties as are incident to such office or as may be delegated or assigned from time to time by the CEO, or by the Board of Directors.

     Section 4.10. Secretary. The Secretary shall keep or cause to be kept in one or more books provided for that purpose, the minutes of all meetings of the Board of Directors, the committees of the Board of Directors and the stockholders; she or he shall see that all notices are duly given in accordance with the provisions of these Bylaws and as required by law; she or he shall be custodian of the records and the seal of the Corporation and affix and attest the seal to all stock certificates of the Corporation (unless the seal of the Corporation on such certificates shall be a facsimile, as hereinafter provided) and affix and attest the seal to all other documents to be executed on behalf of the Corporation under its seal; and she or he shall see that the books, reports, statements, certificates and other documents and records required by law to be kept and filed are properly kept and filed; and in general, she or he shall perform all the duties incident to the office of Secretary and such other duties as from time to time may be assigned to her or him by the Board of Directors. The Secretary may appoint one or more Assistant Secretaries, each of whom shall have the power to affix and attest the corporate seal of the Corporation, and to attest to the execution of documents on behalf of the Corporation and perform such duties as may be assigned by the Secretary.

     Section 4.11. Statutory Duties. Each respective officer shall discharge any and all duties pertaining to their respective office, which is imposed on such officer by the provisions of any present or future statute of the State of Delaware.

     Section 4.12. Delegation of Duties. In case of the absence of any officer of the Corporation, the Chairman of the Board or the Board of Directors may delegate, for the time being, the duties of such officer to any other officer or to any director.

     Section 4.13. Removal. Any officer elected, or agent appointed, by the Board of Directors may be removed from office with or without cause by the affirmative vote of a majority of the Whole Board. Except as may be otherwise determined by the Board of Directors, any elected officer of the Corporation other than the Chief Financial Officer, the Secretary or the Controller may be removed at any time for any reason by the CEO provided that the CEO is a member of the Board of Directors. Any officer or agent appointed by the CEO may be removed by him or her with or without cause. No elected officer shall have any contractual rights against the Corporation for compensation by virtue of such election beyond the date of the election of his or her successor, his or her death, his or her resignation or his or her removal, whichever event shall first occur, except as otherwise provided in an employment contract or under an employee deferred compensation plan.

     Section 4.14. Vacancies. A newly created elected office and a vacancy in any elected office because of death, resignation, or removal may be filled by the Board of Directors or in such other manner as the Board of Directors determines. Any vacancy in an office appointed by the CEO because of death, resignation, or removal may be filled by the CEO.

                                   ARTICLE V
                        STOCK CERTIFICATES AND TRANSFERS

     Section 5.1. Certificated and Uncertificated Stock; Transfers. The shares of stock of the Corporation representing the interest of each stockholder of the Corporation shall be uncertificated or may be evidenced by certificates for shares of stock in such form as the appropriate officers of the Corporation may from time to time prescribe.

     The shares of the stock of the Corporation shall be transferred on the books of the Corporation, in the case of uncertificated shares of stock, upon receipt of proper transfer instructions from the registered holder of the shares or by such person's attorney duly authorized in writing, and upon compliance with appropriate procedures for transferring shares in uncertificated form, and in the case of certificated shares of stock, by the holder thereof in person or by his or her attorney duly authorized in writing, upon surrender for cancellation of certificates for at least the same number of shares, with an assignment and power of transfer endorsed thereon or attached thereto, duly executed, with such proof of the authenticity of the signature as the Corporation or its agents may reasonably require. No transfer of stock shall be valid as against the Corporation for any purpose until it shall have been entered in the stock records of the Corporation by an entry showing from and to whom transferred.

     The certificates of stock shall be signed, countersigned and registered in such manner as the Board of Directors may by resolution prescribe, which resolution may permit all or any of the signatures on such certificates to be in facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

     Notwithstanding anything to the contrary in these Bylaws, at all times that the Corporation's stock is listed on a stock exchange, the shares of the stock of the Corporation shall comply with all direct registration system eligibility requirements established by such exchange, including any requirement that shares of the Corporation's stock be eligible for issue in book-entry form. All issuances and transfers of shares of the Corporation's stock shall be entered on the books of the Corporation with all information necessary to comply with such direct registration system eligibility requirements, including the name and address of the person to whom the shares of stock are issued, the number of shares of stock issued and the date of issue. The Board of Directors shall have the power and authority to make such rules and regulations as it may deem necessary or proper concerning the issue, transfer and registration of shares of stock of the Corporation in both the uncertificated and certificated form.

     Section 5.2. Lost, Stolen or Destroyed Certificates. No certificate for shares of stock or uncertificated shares in the Corporation shall be issued in place of any certificate alleged to have been lost, destroyed or stolen, except on production of such evidence of such loss, destruction or theft and on delivery to the Corporation of a bond of indemnity in such amount, upon such terms and secured by such surety, as the Board of Directors or any financial officer may in its or his or her discretion require.

     Section 5.3. Record Owners. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise required by law.

     Section 5.4. Transfer and Registry Agents. The Corporation may from time to time maintain one or more transfer offices or agencies and registry offices or agencies at such place or places as may be determined from time to time by the Board of Directors.

                                   ARTICLE VI
                                INDEMNIFICATION

     Section 6.1. Indemnification.

     (a) Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "Proceeding"), by reason of the fact that he or she or a person of whom he or she is the legal representative is or was, at any time during which this Bylaw is in effect (whether or not such person continues to serve in such capacity at the time any indemnification or advancement of expenses pursuant hereto is sought or at the time any Proceeding relating thereto exists or is brought), a director or elected officer of the Corporation or is or was serving (at such time as such person is or was a director or elected officer of the Corporation) at the request of the Corporation as a director, elected officer, trustee, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans maintained or sponsored by the Corporation (hereinafter, a "Covered Person"), whether the basis of such Proceeding is alleged action in an official capacity as a director, elected officer, trustee, employee or agent or in any other capacity while serving as a director, elected officer, trustee, employee or agent, shall be (and shall be deemed to have a contractual right to be) indemnified and held harmless by the Corporation (and any successor of the Corporation by merger or otherwise) to the fullest extent authorized by the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended or modified from time to time (but, in the case of any such amendment or modification, only to the extent that such amendment or modification permits the Corporation to provide greater indemnification rights than said law permitted the Corporation to provide prior to such amendment or modification), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by Covered Person in connection therewith and such indemnification shall continue as to a Covered Person who has ceased to be a director, elected officer, trustee, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that except as provided in paragraph (a) of Section 6.3 of these Bylaws, the Corporation shall indemnify any such Covered Person seeking indemnification in connection with a Proceeding (or part thereof) initiated by such Covered Person only if such Proceeding (or part thereof) was authorized by the Board of Directors.

     (b) To obtain indemnification under this Bylaw, a claimant shall submit to the Corporation a written request, including therein or therewith such documentation and information as is reasonably available to the claimant and is reasonably necessary to determine whether and to what extent the claimant is entitled to indemnification. Upon written request by a claimant for indemnification, a determination, if required by applicable law, with respect to the claimant's entitlement thereto shall be made as follows: (i) if requested by the claimant, by Independent Counsel (as hereinafter defined), or (ii) if no request is made by the claimant for a determination by Independent Counsel, (A) by the Board of Directors by a majority vote of a quorum consisting of Disinterested Directors (as hereinafter defined), or (B) if a quorum of the Board of Directors consisting of Disinterested Directors is not obtainable or, even if obtainable, such quorum of Disinterested Directors so directs, by Independent Counsel in a written opinion to the Board of Directors, a copy of which shall be delivered to the claimant, or (C) if a quorum of Disinterested Directors so directs, by a majority vote of the stockholders of the Corporation. In the event the determination of entitlement to indemnification is to be made by Independent Counsel, the Independent Counsel shall be selected by the Board of Directors unless there shall have occurred within two years prior to the date of the commencement of the Proceeding for which indemnification is claimed a "Change of Control" as defined in the Corporation's Most Recent Option Plan, in which case the Independent Counsel shall be selected by the claimant unless the claimant shall request that such selection be made by the Board of Directors. If it is so determined that the claimant is entitled to indemnification, payment to the claimant shall be made within ten days after such determination. For purposes this Bylaw, "Most Recent Option Plan" means the incentive compensation, stock ownership, stock appreciation, restricted stock, stock option, stock unit, "phantom" stock, change in control or other similar employee benefit plan of the Corporation last adopted by stockholders of the Corporation prior to the date of the commencement of the Proceeding for which indemnification is claimed.

     Section 6.2. Mandatory Advancement of Expenses. To the fullest extent authorized by the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended or modified from time to time (but, in the case of any such amendment or modification, only to the extent that such amendment or modification permits the Corporation to provide greater rights to advancement of expenses than said law permitted the Corporation to provide prior to such amendment or modification), each Covered Person shall have (and shall be deemed to have a contractual right to have) the right, without the need for any action by the Board of Directors, to be paid by the Corporation (and any successor of the Corporation by merger or otherwise) the expenses incurred in connection with any Proceeding in advance of its final disposition, such advances to be paid by the Corporation within 60 days after the receipt by the Corporation of a statement or statements from the claimant requesting such advance or advances from time to time; provided, however, that if the General Corporation Law of the State of Delaware requires, the payment of such expenses incurred by a Covered Person in his or her capacity as a director or elected officer (and not in any other capacity in which service was or is rendered by such person while a director or elected officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a Proceeding, shall be made only upon delivery to the Corporation of an undertaking (hereinafter, the "Undertaking") by or on behalf of such Covered Person, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right of appeal (a "final disposition") that such Covered Person is not entitled to be indemnified for such expenses under this Bylaw or otherwise.

     Section 6.3. Claims.

     (a)(i) If a claim for indemnification under this Article VI is not paid in full by the Corporation within 30 days after a written claim pursuant to Section 6.1(b) of these Bylaws has been received by the Corporation, or (ii) if a request for advancement of expenses under this Article VI is not paid in full by the Corporation within 20 days after a statement pursuant to Section 6.2 of these Bylaws and the required Undertaking, if any, have been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim for indemnification or request for advancement of expenses and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action that, under the General Corporation Law of the State of Delaware, the claimant has not met the standard of conduct which makes it permissible for the Corporation to indemnify the claimant for the amount claimed or that the claimant is not entitled to the requested advancement of expenses, but (except where the required Undertaking, if any, has not been tendered to the Corporation) the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, Independent Counsel or stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the General Corporation Law of the State of Delaware, nor an actual determination by the Corporation (including its Board of Directors, Independent Counsel or stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

     (b) If a determination shall have been made pursuant to Section 6.1(b) of these Bylaws that the claimant is entitled to indemnification, the Corporation shall be bound by such determination in any judicial proceeding commenced pursuant to Section 6.3(a) of these Bylaws.

     (c) The Corporation shall be precluded from asserting in any judicial proceeding commenced pursuant to paragraph (a) of this Section 6.3 that the procedures and presumptions of this Bylaw are not valid, binding and enforceable and shall stipulate in such proceeding that the Corporation is bound by all the provisions of this Bylaw.

     Section 6.4. Contract Rights; Amendment and Repeal; Non-exclusivity of Rights.

     (a) All of the rights conferred in this Article VI, as to indemnification, advancement of expenses and otherwise, shall be contract rights between the Corporation and each Covered Person to whom such rights are extended that vest at the commencement of such Covered Person's service to or at the request of the Corporation and (i) any amendment or modification of this Article VI that in any way diminishes or adversely affects any such rights shall be prospective only and shall not in any way diminish or adversely affect any such rights with respect to any actual or alleged state of facts, occurrence, action or omission occurring prior to the time of such amendment or modification, or Proceeding previously or thereafter brought or threatened based in whole or in part upon any such actual or alleged state of facts, occurrence, action or omission, and
(ii) all of such rights shall continue as to any such Covered Person who has ceased to be a director or elected officer of the Corporation or ceased to serve at the Corporation's request as a director, elected officer, trustee, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, as described herein, and shall inure to the benefit of such Covered Person's heirs, executors and administrators.

     (b) All of the rights conferred in this Article VI, as to indemnification, advancement of expenses and otherwise, (i) shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, Bylaws, agreement, vote of stockholders or Disinterested Directors or otherwise and (ii) cannot be terminated by the Corporation, the Board of Directors or the stockholders of the Corporation with respect to a person's service prior to the date of such termination.

     Section 6.5. Insurance, Other Indemnification and Advancement of Expenses.

     (a) The Corporation may maintain insurance, at its expense, to protect itself and any current or former director, elected officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the General Corporation Law of the State of Delaware. To the extent that the Corporation maintains any policy or policies providing such insurance, each such current or former director or elected officer, and each such agent or employee to which rights to indemnification have been granted as provided in paragraph (b) of this Section 6.5, shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage thereunder for any such current or former director, elected officer, employee or agent.

     (b) The Corporation may, to the extent authorized from time to time by the Audit Committee of the Board of Directors, the CEO or the General Counsel of the Corporation , grant rights to indemnification and rights to advancement of expenses incurred in connection with any Proceeding in advance of its final disposition, to any current or former employee or agent or person in an equivalent position of the Corporation or any of its majority owned corporations, partnerships, joint ventures, limited liability companies, trusts or other enterprises located throughout the world, to the fullest extent of the provisions of this Bylaw with respect to the indemnification and advancement of expenses of current or former directors and elected officers of the Corporation.

     Section 6.6. Definitions. For purposes of this Bylaw:

     (a) "Disinterested Director" means a director of the Corporation who is not and was not a party to the matter in respect of which indemnification is sought by the claimant.

     (b) "Independent Counsel" means a law firm, a member of a law firm, or an independent practitioner, that is experienced in matters of corporation law and shall include any person who, under the applicable standards of professional conduct then prevailing, would not have a conflict of interest in representing either the Corporation or the claimant in an action to determine the claimant's rights under this Bylaw.

     Any notice, request or other communication required or permitted to be given to the Corporation under this Bylaw shall be in writing and either delivered in person or sent by facsimile, overnight mail or courier service, or certified or registered mail, postage prepaid, return receipt requested, to the Secretary and shall be effective only upon receipt by the Secretary.

     Section 6.7. Severability. If any provision or provisions of this Bylaw shall be held to be invalid, illegal or unenforceable for any reason whatsoever:
(a) the validity, legality and enforceability of the remaining provisions of this Bylaw (including, without limitation, each portion of any paragraph of this Bylaw containing any such provision held to be invalid, illegal or unenforceable, that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Bylaw (including, without limitation, each such portion of any paragraph of this Bylaw containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

                                  ARTICLE VII
                            MISCELLANEOUS PROVISIONS

     Section 7.1. Fiscal Year. The fiscal year of the Corporation shall begin on the first day of January and end on the thirty-first day of December of each year or as otherwise determined by the Board of Directors.

     Section 7.2. Dividends. The Board of Directors may from time to time declare, and the Corporation may pay, dividends on its outstanding shares in the manner and upon the terms and conditions provided by law and the Certificate of Incorporation.

     Section 7.3. Seal. The corporate seal shall have enscribed thereon the words "Corporate Seal", the year of incorporation and around the margin thereof the words "MOTOROLA MOBILITY HOLDINGS, INC. - Delaware."

     Section 7.4. Waiver of Notice. Whenever any notice is required to be given to any stockholder or director of the Corporation under the provisions of the General Corporation Law of the State of Delaware or these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at, nor the purpose of, any annual or special meeting of the stockholders or regular or special meeting of the Board of Directors or committee thereof need be specified in any waiver of notice of such meeting.

     Section 7.5. Resignations. Any director or any officer, whether elected or appointed, may resign at any time by giving written notice of such resignation to the Chairman of the Board of Directors, the CEO, or the Secretary, and such resignation shall be deemed to be effective as of the close of business on the date said notice is received by the Chairman of the Board of Directors, the CEO, or the Secretary, or at such later time as is specified therein. No formal action shall be required of the Board of Directors or the stockholders to make any such resignation effective.

                                  ARTICLE VIII
                            CONTRACTS, PROXIES, ETC.

     Section 8.1 Contracts. Except as otherwise required by law, the Certificate of Incorporation or these Bylaws, any contracts or other instruments may be executed and delivered in the name and on the behalf of the Corporation by such officer or officers, agent or agents of the Corporation as the Board of Directors may from time to time direct. Such authority may be general or confined to specific instances as the Board of Directors may determine. Subject to any restrictions imposed by the Board of Directors or the CEO, the President or any Vice President may delegate contractual powers to others under his or her area of responsibility, it being understood, however, that any such delegation of power shall not relieve such officer of responsibility with respect to the exercise of such delegated power.

     Section 8.2 Proxies. Unless otherwise provided by resolution adopted by the Board of Directors, the CEO, the President or any Vice President may from time to time appoint an attorney or attorneys or agent or agents of the Corporation, in the name and on behalf of the Corporation, to cast the votes which the Corporation may be entitled to cast as the holder of stock or other securities in any other corporation, any of whose stock or other securities may be held by the Corporation, at meetings of the holders of the stock or other securities of such other corporation, or to consent in writing, in the name of the Corporation as such holder, to any action by such other corporation, and may instruct the person or persons so appointed as to the manner of casting such votes or giving such consent, and may execute or cause to be executed in the name and on behalf of the Corporation and under its corporate seal or otherwise, all such written proxies or other instruments as he may deem necessary or proper in the premises.

                                   ARTICLE IX
                                   AMENDMENTS

     Section 9.1 Amendments. Subject to the last sentence of Section 3.2, these Bylaws may be altered, amended, or repealed at any meeting of the Board of Directors or of the stockholders, provided notice of the proposed change was given in the notice of the meeting and, in the case of a meeting of the Board of Directors, in a notice given not less than two days prior to the meeting. Any decision by the stockholders to repeal or amend the second paragraph of Section
3.2 to provide for a classified board of directors shall require the affirmative vote of the holders of record of a majority of the outstanding shares of Common Stock.